EXHIBIT 4(9)

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a  Purchaser under the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and all of the Purchasers currently holding Notes outstanding under the Current Agreement (except for Purchasers holding $ 100,000 face value of Class 3 Notes currently outstanding). The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

Dean Witter Reynolds	Industrial Boxboard Company
Custodian for John N. Hunter	John N. Hunter, its General Partner
Ira Rolover dtd 3-30-2000	2249 Davis Court
MSDW Account # 112-014301-004	Hayward, CA 94545
245 Lytton Avenue, Suite 200
Palo Alto, CA 94301

J.N. Hunter and J.A. Hunter, Trustees
Industrial Boxboard Corporation
Profit Sharing Plan and Trust	by	/s/ J.N. Hunter
(July 1, 1989 Restatement and	J.N. Hunter, in his capacities as
subsequent restatements)	Beneficial Owner of IRA Rollover
2249 Davis Court	Trustee of the Profit Sharing Plan
Hayward, CA 94545	General Partner of Company (above)

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a  Purchaser under the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and all of the Purchasers currently holding Notes outstanding under the Current Agreement (except for Purchasers holding $ 100,000 face value of Class 3 Notes currently outstanding). The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

Dale R. Kehoe and

Dale Renee Kehoe Trust

/s/ Dale Renee Kehoe
By Dale Renee Kehoe
(in her respective capacities)

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a  Purchaser under the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and all of the Purchasers currently holding Notes outstanding under the Current Agreement (except for Purchasers holding $ 100,000 face value of Class 3 Notes currently outstanding). The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

Edward J. Carney, Trustee
of The Carney Trust, Dated March 22, 1994

By:	/s/ Edward J. Carney, Trustee
Edward J. Carney, Trustee

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a party to the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and 95% of all of the Purchasers currently holding Notes outstanding under the Current Agreement. The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

Maria P. Kiely, Beneficiary
TD Waterhouse Securities, Inc. Custodian for the Individual Retirement Account of Maria P. Kiely (Account number 370-91507)

/s/ Maria P. Kiely
Maria P. Kiely

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a party to the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and 95% of all of the Purchasers currently holding Notes outstanding under the Current Agreement. The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

Michael H. Kiely (personally)
30 Gladys Drive
Spring Vallen, New York 10977

Michael H. Kiely, Beneficiary
TD Waterhouse Securities, Inc., Custodian for the Individual Retirement Account of Michael H. Kiely (Account number 370-91506)

and Michael H. Kiely (as joint tenant with Inmay P. Kiely, Kotun C. Kiely, and Yung Kwang J. Kiely)

/s/ Michael H. Kiely
Michael H. Kiely (in his respective capacaties)

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a party to the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and 95% of all of the Purchasers currently holding Notes outstanding under the Current Agreement. The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

P. Robert Klonoff	Susan J. Klonoff

/s/ P. Robert Klonoff	/s/ Susan J. Klonoff
P. Robert Klonoff	Susan J. Klonoff

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a party to the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and 95% of all of the Purchasers currently holding Notes outstanding under the Current Agreement. The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

The Klonoff Company, Inc.

/s/ P. Robert Klonoff
By P. Robert Klonoff,
its President

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a party to the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and 95% of all of the Purchasers currently holding Notes outstanding under the Current Agreement. The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

Yung Kwang J. Kiely (as a joint tenant with Michael H. Kiely)

/s/ Yung Kwang J. Kiely
Yung Kwang J. Kiely

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a party to the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and 95% of all of the Purchasers currently holding Notes outstanding under the Current Agreement. The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

Ricardo L. Larrabure

/s/ Ricardo L. Larrabure
Ricardo L. Larrabure

CONSENT TO AMEND and REPLACE AGREEMENTS

          This Consent to Amend and Replace Agreements, dated March 12, 2008, is given by a Purchaser under the Fourth Amended Note and Warrant Purchase Agreement (the “Current Agreement”) as by and among the Purchasers, Integral Vision, Inc., a Michigan corporation, (the “Company”) and J. M. Warren Law Offices, P.C., as Agent.

Factual Statements

A.
The undersigned is a party to the Current Agreement as modified November 10, 2006, August 13, 2007, October 10, 2007, and January18, 2008 (said January 18 th modification only increased the limit of authorized notes outstanding from the October 10 th  modification of $3.5 Million to $3.7 million) dated effective as of the date of execution by such Purchasers, for the purchase of the Notes and Warrants of the Company.

B.
The parties wish to adopt a Fifth Amended and Restated Note and Warrant Purchase Agreement (“Fifth Amended Agreement”) which amends and completely replaces the Current Agreement, including modifications thereto. The parties also wish to amend to the Collateral Assignment of Proprietary Rights and Security Agreement dated as of March 29, 2001 (“Collateral Assignment”).

C.
The parties agree that this amendment will not be effective until it is agreed to in writing by the Company, the Agent, and 95% of all of the Purchasers currently holding Notes outstanding under the Current Agreement. The parties acknowledge that they have received a copy of the Fifth Amended Agreement together with a copy of the Collateral Assignment as amended March 5, 2008 and a copy of the separate Security Agreement as amended March 6, 2008 (said Security Agreement only applies to Class 2 Note Purchasers– providing such Class 2 Note Purchasers additional collateral.) [With Purchaser, Purchasers, Notes, Class 2 Note, Class 3 Notes and Warrants being defined in the Current Agreement.]

Agreement

1.	Acceptance of Amended and Restated Agreement and Collateral Assignment. The undersigned agrees to accept the Fifth Amended Agreement and the Collateral Assignment as amended March 5, 2008.

2.
Voluntary and Informed Execution. THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY WERE KNOWINGLY AND VOLUNTARILY MADE.

This Consent to Amend and Replace Agreements is signed effective March 12, 2008.

Robert W. Collis

/s/ Robert W. Collis
Robert W. Collis